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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 2002


                        Mattress Discounters Corporation
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                   333-95945             52-1710722
----------------------------    ---------------     --------------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
    of Incorporation)             File Number)       Identification No.)


                9822 Fallard Court
                Upper Marlboro, MD                          20772
    ---------------------------------------------      ----------------
      (Address of Principal Executive Offices)            (Zip Code)


               Registrant's telephone number, including area code

                                 (301) 856-6755

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                             Item 5. Other Events.

     On November 11, 2002, the remaining members of the Board of Directors (the "Board") of Mattress Discounters Corporation (the "Company") accepted the resignations of Jack Baron and James Hirshorn from the Board. Messrs. Baron and Hirshorn have each indicated that they are resigning from the Board for personal reasons.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 15, 2002                   MATTRESS DISCOUNTERS CORPORATION


                                           By:        /s/ Rick Frier
                                               --------------------------
                                               Name:  Rick Frier
                                               Title: Chief Financial Officer


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